Exhibit 99.1

M.D.C. HOLDINGS, INC.

News Release

M.D.C. HOLDINGS ANNOUNCES 2016 THIRD QUARTER RESULTS

DENVER, COLORADO, Tuesday, November 1, 2016. M.D.C. Holdings, Inc. (NYSE: MDC) announced results for the quarter ended September 30, 2016.

2016 Third Quarter Highlights and Comparisons to 2015 Third Quarter

●	Net income up 78% to $26.4 million, or $0.54 per share from $14.8 million or $0.30 per share
●	Home sale revenues up 27% to $575.7 million from $454.7 million
o	Average sales price up 6% to $445,300
o	Homes delivered up 20% to 1,293
●	Selling, general and administrative expenses as a percentage of home sale revenues improved 180 basis points from 12.6% to 10.8%
●	Dollar value of net new orders up 17% to $570.3 million from $489.0 million
o	Net new orders up 17% to 1,296
●	Ending backlog dollar value up 37% to $1.61 billion from $1.18 billion
o	Ending backlog units up 33% to 3,448
●	Industry-leading dividend payment continued at $0.25 per share

Larry A. Mizel, MDC’s Chairman and Chief Executive Officer, stated, “We are very pleased with our 2016 third quarter results, as our net income increased by 78% year-over-year. Even though our cycle times continued to increase during the quarter based on limited subcontractor availability in many markets, we still increased our home sale revenues by 27% over the prior year, resulting in better leverage of our overhead costs and higher return on equity than a year ago.”

Mr. Mizel concluded, “The 2016 third quarter was our tenth consecutive quarter of year-over-year growth in net new orders, and we achieved our highest third quarter average monthly sales absorption pace in over a decade. Our order results included an increased contribution from our new, more affordable collection of home plans, which are still in the early stages of rollout. With a simpler design, these new plans should ultimately have a positive impact on our overall construction cycle times, which remain a key focus area for the Company as we close out the year.”

M.D.C. HOLDINGS, INC.

Homebuilding

Home sale revenues for the 2016 third quarter increased 27% to $575.7 million, primarily driven by a 20% increase in deliveries, which was mostly the result of a 35% year-over-year increase of our homes in beginning backlog, coupled with a 6% increase in average selling price of homes closed. The increase in average selling price was primarily the result of a mix shift to higher-priced submarkets and, to a lesser extent, price increases implemented in the prior year.

For the 2016 third quarter, our gross margin from home sales declined 90 basis points to 15.5% from the same period in 2015 primarily due to increased land and construction costs in certain of our markets and warranty adjustments totaling $1.8 million that resulted from higher than expected warranty related spending. Gross margin for the 2016 third quarter included $4.7 million of inventory impairments, compared with $4.4 million for the same quarter in the prior year.

Selling, general and administrative (“SG&A”) expenses for the 2016 third quarter were $61.9 million, up $4.5 million from $57.4 million for the same period in 2015. Our SG&A expenses as a percentage of home sale revenue (“SG&A rate”) improved by 180 basis points to 10.8% for the 2016 third quarter from 12.6% in the 2015 third quarter. This decrease in our SG&A rate was primarily the result of a 27% increase in home sale revenues.

The dollar value of net new orders for the 2016 third quarter increased 17% year-over-year to $570.3 million. The improvement was the result of a 17% increase in the number of homes sold, driven primarily by our monthly sales absorption rate being up 15% year-over-year. Our average selling price of net new orders was flat from the same period in the prior year, as price increases were offset by a shift in mix to lower price communities, in part related to the introduction of our more affordable product earlier this year.

Our backlog value at the end of the 2016 third quarter was up 37% year-over-year to $1.61 billion. The improvement was due mostly to a 33% increase in the number of units in backlog, which is primarily the result of (1) an increase in net new order activity over the last twelve months for most of our markets, (2) a higher percentage of our backlog coming from build-to-order sales, which are generally in backlog for a longer period of time and, (3) limited subcontractor availability, which has extended our cycle times in most of our larger markets.

Financial Services

Income before taxes for our financial services operations for the 2016 third quarter was $10.4 million, a $2.1 million increase from $8.3 million in the 2015 third quarter. This improvement was primarily the result of (1) year-over-year increases in the dollar value of loans locked, originated, and sold, and (2) higher gains on loans locked and sold.

M.D.C. HOLDINGS, INC.

About MDC

Since 1972, MDC's subsidiary companies have built and financed the American dream for more than 185,000 homebuyers. MDC's commitment to customer satisfaction, quality and value is reflected in each home its subsidiaries build. MDC is one of the largest homebuilders in the United States. Its subsidiaries have homebuilding operations across the country, including the metropolitan areas of Denver, Colorado Springs, Salt Lake City, Las Vegas, Phoenix, Tucson, Riverside-San Bernardino, Los Angeles, San Diego, Orange County, San Francisco Bay Area, Sacramento, Washington D.C., Baltimore, Orlando, Jacksonville, South Florida and Seattle. The Company's subsidiaries also provide mortgage financing, insurance and title services, primarily for Richmond American homebuyers, through HomeAmerican Mortgage Corporation, American Home Insurance Agency, Inc. and American Home Title and Escrow Company, respectively. M.D.C. Holdings, Inc. is traded on the New York Stock Exchange under the symbol "MDC." For more information, visit www.mdcholdings.com.

M.D.C. HOLDINGS, INC.

Forward-Looking Statements

Certain statements in this release, including statements regarding our business, financial condition, results of operation, cash flows, strategies and prospects, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of MDC to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include, among other things, (1) general economic conditions, including changes in consumer confidence, inflation or deflation and employment levels; (2) changes in business conditions experienced by MDC, including cancellation rates, net home orders, home gross margins, land and home values and subdivision counts; (3) changes in interest rates, mortgage lending programs and the availability of credit; (4) changes in the market value of MDC’s investments in marketable securities; (5) uncertainty in the mortgage lending industry, including repurchase requirements associated with HomeAmerican Mortgage Corporation’s sale of mortgage loans (6) the relative stability of debt and equity markets; (7) competition; (8) the availability and cost of land and other raw materials used by MDC in its homebuilding operations; (9) the availability and cost of performance bonds and insurance covering risks associated with our business; (10) shortages and the cost of labor; (11) weather related slowdowns and natural disasters; (12) slow growth initiatives; (13) building moratoria; (14) governmental regulation, including the interpretation of tax, labor and environmental laws; (15) terrorist acts and other acts of war; (16) changes in energy prices; and (17) other factors over which MDC has little or no control. Additional information about the risks and uncertainties applicable to MDC's business is contained in MDC's Form 10-Q for the quarter ended September 30, 2016, which is scheduled to be filed with the Securities and Exchange Commission today. All forward-looking statements made in this press release are made as of the date hereof, and the risk that actual results will differ materially from expectations expressed in this press release will increase with the passage of time. MDC undertakes no duty to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. However, any further disclosures made on related subjects in our subsequent filings, releases or webcasts should be consulted.

Contact:       Kevin McCarty

Vice President of Finance and Corporate Controller

1-866-424-3395 / (720) 977-3395

IR@mdch.com

M.D.C. HOLDINGS, INC.

Consolidated Statements of Operations and Comprehensive Income

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
	(Dollars in thousands, except per share amounts)
	(Unaudited)
Homebuilding:
Home sale revenues	$575,722	$454,740	$1,541,337	$1,293,457
Land sale revenues	2,290	906	4,930	1,816
Total home and land sale revenues	578,012	455,646	1,546,267	1,295,273
Home cost of sales	(481,511)	(375,948)	(1,287,373)	(1,079,609)
Land cost of sales	(2,318)	(819)	(4,197)	(1,944)
Inventory impairments	(4,700)	(4,351)	(6,300)	(4,701)
Total cost of sales	(488,529)	(381,118)	(1,297,870)	(1,086,254)
Gross margin	89,483	74,528	248,397	209,019
Selling, general and administrative expenses	(61,904)	(57,444)	(182,621)	(162,757)
Interest and other income	1,869	838	5,358	5,412
Other expense	(1,558)	(350)	(2,463)	(2,539)
Other-than-temporary impairment of marketable securities	(215)	(2,176)	(934)	(2,176)
Homebuilding pretax income	27,675	15,396	67,737	46,959

Financial Services:
Revenues	17,408	12,841	44,248	34,852
Expenses	(7,955)	(5,464)	(21,739)	(15,830)
Interest and other income	1,035	885	2,648	2,885
Other-than-temporary impairment of marketable securities	(111)	-	(111)	-
Financial services pretax income	10,377	8,262	25,046	21,907

Income before income taxes	38,052	23,658	92,783	68,866
Provision for income taxes	(11,693)	(8,880)	(29,948)	(25,670)
Net income	$26,359	$14,778	$62,835	$43,196

Other comprehensive income (loss) related to available for sale securities, net of tax	1,028	(226)	3,871	722
Comprehensive income	$27,387	$14,552	$66,706	$43,918

Earnings per share:
Basic	$0.54	$0.30	$1.28	$0.88
Diluted	$0.54	$0.30	$1.28	$0.88

Weighted average common shares outstanding
Basic	48,854,412	48,785,973	48,844,613	48,756,265
Diluted	49,009,949	49,070,291	48,855,014	48,982,975

Dividends declared per share	$0.25	$0.25	$0.75	$0.75

M.D.C. HOLDINGS, INC.

Consolidated Balance Sheets

	September 30,	December 31,
	2016	2015
ASSETS	(Dollars in thousands, except
	per share amounts)
Homebuilding:	(Unaudited)
Cash and cash equivalents	$129,278	$144,342
Marketable securities	57,116	92,387
Restricted cash	4,621	3,750
Trade and other receivables	43,082	23,314
Inventories:
Housing completed or under construction	976,372	747,036
Land and land under development	870,733	1,016,926
Total inventories	1,847,105	1,763,962
Property and equipment, net	28,749	28,226
Deferred tax asset, net	85,128	99,107
Metropolitan district bond securities (related party)	29,132	25,911
Prepaid and other assets	66,195	65,394
Total homebuilding assets	2,290,406	2,246,393
Financial Services:
Cash and cash equivalents	34,180	36,646
Marketable securities	22,105	11,307
Mortgage loans held-for-sale, net	117,989	115,670
Other assets	9,590	5,883
Total financial services assets	183,864	169,506
Total Assets	$2,474,270	$2,415,899
LIABILITIES AND EQUITY
Homebuilding:
Accounts payable	$54,117	$40,472
Accrued liabilities	122,227	122,886
Revolving credit facility	15,000	15,000
Senior notes, net	841,359	840,524
Total homebuilding liabilities	1,032,703	1,018,882
Financial Services:
Accounts payable and accrued liabilities	56,934	52,114
Mortgage repurchase facility	92,011	88,611
Total financial services liabilities	148,945	140,725
Total Liabilities	1,181,648	1,159,607
Stockholders' Equity
Preferred stock, $0.01 par value; 25,000,000 shares authorized; none issued or outstanding	-	-
Common stock, $0.01 par value; 250,000,000 shares authorized; 49,033,981 and 48,888,424 issued and outstanding at September 30, 2016 and December 31, 2015, respectively	490	489
Additional paid-in-capital	922,132	915,746
Retained earnings	350,414	324,342
Accumulated other comprehensive income	19,586	15,715
Total Stockholders' Equity	1,292,622	1,256,292
Total Liabilities and Stockholders' Equity	$2,474,270	$2,415,899

M.D.C. HOLDINGS, INC.

Consolidated Statement of Cash Flows

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
	(Dollars in thousands)
	(Unaudited)
Operating Activities:
Net income	$26,359	$14,778	$62,835	$43,196
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Stock-based compensation expense	473	3,998	6,636	6,589
Depreciation and amortization	1,335	992	3,702	3,084
Inventory impairments	4,700	4,351	6,300	4,701
Other-than-temporary impairment of marketable securities	326	2,176	1,045	2,176
Loss (gain) on sale of marketable securities	(649)	588	(911)	126
Amortization of discount / premiums on marketable debt securities, net	-	-	-	100
Deferred income tax expense	3,484	8,515	11,357	24,782
Net changes in assets and liabilities:
Restricted cash	(675)	144	(871)	(1,984)
Trade and other receivables	4,556	(283)	(21,679)	(575)
Mortgage loans held-for-sale	710	11,095	(2,319)	19,759
Housing completed or under construction	(42,934)	(48,367)	(229,739)	(89,841)
Land and land under development	18,430	(62,724)	141,131	(25,805)
Other assets	(1,598)	(4,954)	(4,573)	(8,072)
Accounts payable and accrued liabilities	(1,334)	(1,304)	18,183	(4,722)
Net cash provided by (used in) operating activities	13,183	(70,995)	(8,903)	(26,486)

Investing Activities:
Purchases of marketable securities	(12,846)	(12,207)	(28,272)	(46,886)
Maturities of marketable securities	-	-	-	1,510
Sales of marketable securities	6,108	44,731	56,873	94,910
Purchases of property and equipment	(748)	(409)	(3,865)	(830)
Net cash provided by (used in) investing activities	(7,486)	32,115	24,736	48,704

Financing Activities:
Advances (payments) on mortgage repurchase facility, net	(1,286)	(6,245)	3,400	(17,067)
Dividend payments	(12,259)	(12,221)	(36,763)	(36,646)
Proceeds from exercise of stock options	-	53	-	665
Net cash used in financing activities	(13,545)	(18,413)	(33,363)	(53,048)

Net decrease in cash and cash equivalents	(7,848)	(57,293)	(17,530)	(30,830)
Cash and cash equivalents:
Beginning of period	171,306	180,288	180,988	153,825
End of period	$163,458	$122,995	$163,458	$122,995

M.D.C. HOLDINGS, INC.

Homebuilding Operational Data

New Home Deliveries

	Three Months Ended September 30,
	2016			2015			% Change
	Homes	Dollar Value	Average Price	Homes	Dollar Value	Average Price	Homes	Dollar Value	Average Price
	(Dollars in thousands)
Arizona	221	$64,314	$291.0	190	$54,434	$286.5	16%	18%	2%
California	195	125,601	644.1	161	84,877	527.2	21%	48%	22%
Nevada	177	59,601	336.7	159	60,258	379.0	11%	(1%)	(11%)
Washington	75	35,072	467.6	75	30,174	402.3	0%	16%	16%
West	668	284,588	426.0	585	229,743	392.7	14%	24%	8%
Colorado	343	169,859	495.2	281	132,916	473.0	22%	28%	5%
Utah	55	20,728	376.9	39	13,460	345.1	41%	54%	9%
Mountain	398	190,587	478.9	320	146,376	457.4	24%	30%	5%
Maryland	61	27,297	447.5	55	26,122	474.9	11%	4%	(6%)
Virginia	78	39,795	510.2	51	25,309	496.3	53%	57%	3%)
Florida	88	33,455	380.2	69	27,190	394.1	28%	23%	(4%)
East	227	100,547	442.9	175	78,621	449.3	30%	28%	(1%)
Total	1,293	$575,722	$445.3	1,080	$454,740	$421.1	20%	27%	6%

	Nine Months Ended September 30,
	2016			2015			% Change
	Homes	Dollar Value	Average Price	Homes	Dollar Value	Average Price	Homes	Dollar Value	Average Price
	(Dollars in thousands)
Arizona	582	$170,352	$292.7	543	$160,011	$294.7	7%	6%	(1%)
California	512	319,116	623.3	486	243,407	500.8	5%	31%	24%)
Nevada	432	149,861	346.9	404	147,788	365.8	7%	1%	(5%)
Washington	234	106,665	455.8	190	73,055	384.5	23%	46%	19%
West	1,760	745,994	423.9	1,623	624,261	384.6	8%	20%	10%
Colorado	945	463,534	490.5	843	392,779	465.9	12%	18%	5%
Utah	145	53,238	367.2	95	33,600	353.7	53%	58%	4%
Mountain	1,090	516,772	474.1	938	426,379	454.6	16%	21%	4%
Maryland	178	84,742	476.1	168	78,980	470.1	6%	7%	1%
Virginia	193	98,572	510.7	170	82,755	486.8	14%	19%	5%
Florida	251	95,257	379.5	216	81,082	375.4	16%	17%	1%
East	622	278,571	447.9	554	242,817	438.3	12%	15%	2%
Total	3,472	$1,541,337	$443.9	3,115	$1,293,457	$415.2	11%	19%	7%

M.D.C. HOLDINGS, INC.

Homebuilding Operational Data

Net New Orders

	Three Months Ended September 30,
	2016				2015				% Change
	Homes	Dollar Value	Average Price	Monthly Absorption Rate *	Homes	Dollar Value	Average Price	Monthly Absorption Rate *	Homes	Dollar Value	Average Price	Monthly Absorption Rate *
	(Dollars in thousands)
Arizona	225	$68,611	$304.9	2.56	214	$60,274	$281.7	2.15	5%	14%	8%	19%
California	260	154,113	592.7	4.08	184	118,943	646.4	3.07	41%	30%	(8%)	33%
Nevada	175	59,068	337.5	2.75	110	40,196	365.4	2.99	59%	47%	(8%)	(8%)
Washington	83	38,400	462.7	2.26	93	40,260	432.9	2.25	(11%)	(5%)	7%	0%
West	743	320,192	430.9	2.95	601	259,673	432.1	2.53	24%	23%	(0%)	17%
Colorado	321	147,984	461.0	3.82	273	129,221	473.3	2.39	18%	15%	(3%)	60%
Utah	35	14,979	428.0	1.41	48	17,282	360.0	2.21	(27%)	(13%)	19%	(36%)
Mountain	356	162,963	457.8	3.27	321	146,503	456.4	2.36	11%	11%	0%	39%
Maryland	50	23,125	462.5	1.42	53	26,667	503.2	1.81	(6%)	(13%)	(8%)	(22%)
Virginia	52	27,270	524.4	2.04	48	22,812	475.3	2.21	8%	20%	10%	(8%)
Florida	95	36,711	386.4	1.74	86	33,393	388.3	1.98	10%	10%	(0%)	(12%)
East	197	87,106	442.2	1.71	187	82,872	443.2	1.98	5%	5%	(0%)	(14%)
Total	1,296	$570,261	$440.0	2.72	1,109	$489,048	$441.0	2.37	17%	17%	(0%)	15%

	Nine Months Ended September 30,
	2016				2015				% Change
	Homes	Dollar Value	Average Price	Monthly Absorption Rate *	Homes	Dollar Value	Average Price	Monthly Absorption Rate *	Homes	Dollar Value	Average Price	Monthly Absorption Rate *
	(Dollars in thousands)
Arizona	684	$209,013	$305.6	2.52	689	$195,546	$283.8	2.20	(1%)	7%	8%	15%
California	797	479,030	601.0	4.36	696	402,701	578.6	3.79	15%	19%	4%	15%
Nevada	634	224,168	353.6	3.31	487	185,313	380.5	4.19	30%	21%	(7%)	(21%)
Washington	325	156,962	483.0	2.82	314	133,197	424.2	2.66	4%	18%	14%	6%
West	2,440	1,069,173	438.2	3.20	2,186	916,757	419.4	2.99	12%	17%	4%	7%
Colorado	1,227	585,152	476.9	4.00	1,173	557,372	475.2	3.19	5%	5%	0%	25%
Utah	178	68,199	383.1	2.47	177	64,426	364.0	2.89	1%	6%	5%	(15%)
Mountain	1,405	653,351	465.0	3.71	1,350	621,798	460.6	3.15	4%	5%	1%	18%
Maryland	208	98,703	474.5	1.89	181	89,213	492.9	2.14	15%	11%	(4%)	(12%)
Virginia	210	110,047	524.0	2.75	163	80,588	494.4	2.11	29%	37%	6%	30%
Florida	325	136,220	419.1	2.19	303	112,895	372.6	2.34	7%	21%	12%	(6%)
East	743	344,970	464.3	2.22	647	282,696	436.9	2.22	15%	22%	6%	0%
Total	4,588	$2,067,494	$450.6	3.11	4,183	$1,821,251	$435.4	2.88	10%	14%	3%	8%

* Calculated as total net new orders in period ÷ average active communities during period ÷ number of months in period

M.D.C. HOLDINGS, INC.

Homebuilding Operational Data

Active Subdivisions

				Average Active Subdivisions			Average Active Subdivisions
	Active Subdivisions			Three Months Ended			Nine Months Ended
	September 30,		%	September 30,		%	September 30,		%
	2016	2015	Change	2016	2015	Change	2016	2015	Change
Arizona	30	31	(3%)	29	33	(12%)	30	35	(14%)
California	21	19	11%	21	20	5%	20	20	0%
Nevada	20	15	33%	21	12	75%	21	13	62%
Washington	14	14	0%	12	14	(14%)	13	13	0%
West	85	79	8%	83	79	5%	84	81	4%
Colorado	28	37	(24%)	28	38	(26%)	34	41	(17%)
Utah	9	8	13%	8	7	14%	8	7	14%
Mountain	37	45	(18%)	36	45	(20%)	42	48	(13%)
Maryland	11	10	10%	12	10	20%	12	9	33%
Virginia	8	8	0%	9	7	29%	9	9	0%
Florida	18	15	20%	18	15	20%	17	14	21%
East	37	33	12%	39	32	22%	38	32	19%
Total	159	157	1%	158	156	1%	164	161	2%

Backlog

	September 30,
	2016			2015			% Change
	Homes	Dollar Value	Average Price	Homes	Dollar Value	Average Price	Homes	Dollar Value	Average Price
	(Dollars in thousands)
Arizona	423	$132,929	$314.3	377	$109,735	$291.1	12%	21%	8%
California	627	389,622	621.4	402	253,814	631.4	56%	54%	(2%)
Nevada	397	139,731	352.0	238	94,815	398.4	67%	47%	(12%)
Washington	270	133,367	494.0	179	79,175	442.3	51%	68%	12%
West	1,717	795,649	463.4	1,196	537,539	449.4	44%	48%	3%
Colorado	1,104	530,662	480.7	909	434,371	477.9	21%	22%	1%
Utah	141	53,180	377.2	122	43,551	357.0	16%	22%	6%
Mountain	1,245	583,842	468.9	1,031	477,922	463.6	21%	22%	1%
Maryland	120	56,837	473.6	81	42,999	530.9	48%	32%	(11%)
Virginia	118	64,228	544.3	83	42,494	512.0	42%	51%	6%
Florida	248	111,499	449.6	196	78,900	402.6	27%	41%	12%
East	486	232,564	478.5	360	164,393	456.6	35%	41%	5%
Total	3,448	$1,612,055	$467.5	2,587	$1,179,854	$456.1	33%	37%	2%

M.D.C. HOLDINGS, INC.

Homebuilding Operational Data

Homes Completed or Under Construction (WIP lots)

	September 30,		%
	2016	2015	Change
Unsold:
Completed	81	221	(63%)
Under construction	298	403	(26%)
Total unsold started homes	379	624	(39%)
Sold homes under construction or completed	2,626	1,947	35%
Model homes	293	273	7%
Total homes completed or under construction	3,298	2,844	16%

Lots Owned and Optioned (including homes completed or under construction)

	September 30, 2016			September 30, 2015
	Lots Owned	Lots Optioned	Total	Lots Owned	Lots Optioned	Total	Total % Change
Arizona	1,515	269	1,784	1,778	205	1,983	(10%)
California	1,753	75	1,828	1,726	222	1,948	(6%)
Nevada	2,051	200	2,251	1,938	439	2,377	(5%)
Washington	853	-	853	842	37	879	(3%)
West	6,172	544	6,716	6,284	903	7,187	(7%)
Colorado	4,051	1,347	5,398	4,208	1,036	5,244	3%
Utah	380	-	380	496	-	496	(23%)
Mountain	4,431	1,347	5,778	4,704	1,036	5,740	1%
Maryland	261	143	404	383	304	687	(41%)
Virginia	429	15	444	693	163	856	(48%)
Florida	962	455	1,417	1,014	293	1,307	8%
East	1,652	613	2,265	2,090	760	2,850	(21%)
Total	12,255	2,504	14,759	13,078	2,699	15,777	(6%)

M.D.C. HOLDINGS, INC.

Other Financial Data

Selling, General and Administrative Expense

	Three Months Ended September 30,			Nine Months Ended September 30,
	2016	2015	Change	2016	2015	Change
	(Dollars in thousands)
General and administrative expenses	$27,758	$29,694	$(1,936)	$90,638	$81,984	$8,654
General and administrative expenses as a percentage of home sale revenues	4.8%	6.5%	(170) bps	5.9%	6.3%	(40) bps

Marketing expenses	$15,262	$12,548	$2,714	$41,728	$37,866	$3,862
Marketing expenses as a percentage of home sale revenues	2.7%	2.8%	(10) bps	2.7%	2.9%	(20) bps

Commissions expenses	$18,884	$15,202	$3,682	$50,255	$42,907	$7,348
Commissions expenses as a percentage of home sale revenues	3.3%	3.3%	0 bps	3.3%	3.3%	0 bps

Total selling, general and administrative expenses	$61,904	$57,444	$4,460	$182,621	$162,757	$19,864
Total selling, general and administrative expenses as a percentage of home sale revenues (SG&A Rate)	10.8%	12.6%	(180) bps	11.8%	12.6%	(80) bps

Capitalized Interest

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
	(Dollars in thousands)
Homebuilding interest incurred	$13,187	$13,265	$39,511	$39,821
Less: Interest capitalized	(13,187)	(13,265)	(39,511)	(39,821)
Homebuilding interest expensed	$-	$-	$-	$-

Interest capitalized, beginning of period	$77,150	$78,857	$77,541	$79,231
Plus: Interest capitalized during period	13,187	13,265	39,511	39,821
Less: Previously capitalized interest included in home and land cost of sales	(15,922)	(12,878)	(42,637)	(39,808)
Interest capitalized, end of period	$74,415	$79,244	$74,415	$79,244